                  Oppenheimer Trinity Large Cap Growth Fund
                   Supplement dated August 15, 2003 to the
Statement of Additional Information dated September 24, 2002, Revised October
                                   15, 2002

The Statement of Additional Information is changed as follows:

1.    The Supplement dated July 18, 2003 is hereby withdrawn.

2.    The section  captioned  "Board of Trustees and Oversight  Committees" on page 11 is amended as follows:

   Board of Trustees and Oversight Committees. The Fund is governed by a
   Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.
   Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's
   Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Regulatory &
   Oversight Committee, a Governance Committee, and a Proxy Committee.
   The Audit Committee is comprised solely of Independent Trustees.  The members of the Audit Committee are Edward Regan (Chairman), Kenneth
   Randall and Russell Reynolds. The Audit Committee held five meetings during the Fund's fiscal year ended July 31, 2002. The Audit
   Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the
   Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert
   Galli (Chairman), Joel Motley and Phillip Griffiths. The Regulatory &
   Oversight Committee held seven meetings during the Fund's fiscal year ended July 31, 2002. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements,
   transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
   Chairman), Phillip Griffiths and Kenneth Randall. The Governance
   Committee held no meetings during the Fund's fiscal year ended July
   31, 2002. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the
   Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman),
   Russell Reynolds and John Murphy. The Proxy Committee held no meetings during the Fund's fiscal year ended July 31, 2002.  The
   Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

3.    Effective December 31, 2002, Mr. Leon Levy resigned from the Board I
   Funds and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003. Effective March 31, 2003 and July 31,
   2003, Mr. Benjamin Lipstein and Ms. Elizabeth Moynihan, respectively, retired from the Board I Funds. Therefore, the biographies for
   Messrs. Levy and Lipstein and Ms. Moynihan on pages 13 and 14 are deleted and the following is added to Mr. Yeutter's biography:
   "Chairman of the Board of Trustees."

4.    In the Trustee compensation table on page 18, the title of "Chairman"
   after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name. In addition, the following footnote is added following the names of Messrs. Levy, Lipstein and Yeutter and
   Ms. Moynihan:

5.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board
         I Funds upon the retirement of Leon Levy.  Effective  March
         31,  2003  and  July  31,  2003,   Mr.   Lipstein  and  Ms.
         Moynihan, respectively, retired from the Board I Funds.
August 15, 2003
PX0775.009